                           CoreStates Financial Corp
                       Consolidated Financial Highlights
                                  (Unaudited)

                                                                   Three months ended                  Twelve months ended
                                                                      December 31,                        December 31,
                                               ------------------------------------------- -----------------------------------------

                                                                                  Percent                                  Percent
                                                   1996           1995(a)         change       1996             1995(a)    change
                                               -------------    -------------    --------- --------------    ------------  --------
PER COMMON SHARE DATA
---------------------
Net income                                          $0.91(b)         $0.87(b)      4.6%          $2.97(b)        $2.95(b)      0.7%
Cash dividends declared                              0.47             0.42        11.9%           1.73            1.44        20.1%
Book value                                          17.40            17.61

FINANCIAL RATIOS
----------------
Return on average shareholders' equity              20.40%(b)        19.95%(b)                   16.69%(b)       17.51%(b)
Return on average total assets                       1.75%(b)         1.71%(b)                    1.48%(b)        1.47%(b)
Net interest margin (FTE)                            5.46%            5.50%                       5.53%           5.47%
Risk-based capital - Tier 1                          9.45%            9.20%
                   - Total capital                  13.23%           12.71%
Tier 1 leverage ratio                                8.46%            7.99%
Shareholders' equity / Total assets                  8.12%            8.43%

ASSET QUALITY (dollars in thousands)
------------------------------------
Allowance for loan losses                         $710,327         $670,265
Allowance for loan losses / Loans                    2.17%            2.11%
Net charge-offs                                    $37,912          $54,528                    $188,705        $154,861
Net charge-offs / Average loans (annualized)         0.46%            0.69%                       0.59%           0.50%
Nonperforming assets                              $244,963         $268,306
Nonperforming assets / Total loans plus OREO         0.75%            0.85%
Nonperforming assets / Total assets                  0.54%            0.58%
Allowance for loan losses / Nonperforming loans    321.72%          290.40%

AVERAGE BALANCES (in millions)
------------------------------
Loans, net of unearned discounts                   $32,620          $31,655        3.0%         $31,939         $31,267        2.1%
Earning assets                                      39,540           39,959       -1.0%          39,208          40,228       -2.5%
Total assets                                        44,363           44,633       -0.6%          43,794          44,705       -2.0%

Deposits                                            32,325           32,761       -1.3%          32,367          33,102       -2.2%
Interest bearing liabilities                        29,973           30,815       -2.7%          29,783          31,344       -5.0%

Shareholders' equity                                 3,814            3,821       -0.2%           3,890           3,742        4.0%

PERIOD END BALANCES (in millions)
---------------------------------
Loans                                              $32,777          $31,714        3.4%
Total assets                                        45,494           45,997       -1.1%
Deposits                                            33,727           33,964       -0.7%
Total liabilities                                   41,798           42,121       -0.8%
Shareholders' equity                                 3,696            3,876       -4.6%

-------------------------------------------------------------------
(a) Restated to include Meridian.
(b) SELECTED FINANCIAL RESULTS EXCLUDING SIGNIFICANT ITEMS (in thousands, except
    ----------------------------------------------------------------------------
per share data) Selected financial results for the three and twelve month
--------------
periods ended December 31, 1996 and 1995, excluding the significant items listed below, were as follows:

                                                                             Three Months Ended December 31,
                                                      -----------------------------------------------------------------
                                                                                                           Percent
                                                          1996                    1995(a)                   change
                                                      -------------            -------------              ---------
    Net income                                          $195,546                  $192,145                   1.8%
    Exclude the following after-tax items:
        Restructuring and merger-related charges           6,049                     4,911
        Certain investment gains                              -                       (956)
        SAIF special assessment                               -                        -
        Gain on affiliate joint venture                       -                        -
                                                      -------------            -------------
    Operating earnings                                  $201,595                  $196,100                   2.8%
                                                      =============            =============

    Operating earnings per share                           $0.93                     $0.89                   4.5%
    Return on average shareholders' equity                 21.03%                    20.36%
    Return on average total assets                          1.81%                     1.74%

                                                                        Twelve Months Ended December 31,
                                                      -----------------------------------------------------------------
                                                                                                             Percent
                                                          1996                   1995(a)                     Change
                                                      -------------          ---------------             --------------
    Net income                                            $649,144              $655,176                      -0.9%

    Exclude the following after-tax items:

        Restructuring and merger-related charges           150,840                92,251

        Certain investment gains                           (28,115)               (8,638)

        SAIF special assessment                              8,920                   -

        Gain on affiliate joint venture                       -                  (11,761)

                                                      -------------          ---------------
    Operating earnings                                    $780,789              $727,028                       7.4%
                                                      =============          ===============

    Operating earnings per share                             $3.57                 $3.28                       8.8%
    Return on average shareholders' equity                   20.07%                19.43%
    Return on average total assets                            1.78%                 1.63%


                                    9 of 11

                           CoreStates Financial Corp
                Consolidated Financial Highlights -- continued
                                  (Unaudited)

                                                        Three months ended
                                                            December 31,
                                            -------------------------------------------
                                                                               Percent
                                                1996           1995(a)         change
                                            -------------    -------------    ---------
TAX EQUIVALENT INCOME STATEMENT
--------------------------------
(in thousands, except per share data)

Net interest income                             $543,104         $554,264       -2.0%
Provision for losses on loans                     40,000           38,225        4.6%

Non-Interest Income:
  Service charges on deposit accounts             61,927           61,883        0.1%
  Trust income                                    42,261           41,755        1.2%
  Fees for international services                 26,956           23,496       14.7%
  Debit and credit card fees                      18,656           22,444      -16.9%
  Income from investment in EPS, Inc.              7,710            7,548        2.1%
  Income from trading activities                   9,336            8,658        7.8%
  Securities gains                                 4,036            5,729
  Other operating income                          53,495           53,839       -0.6%
                                            -------------    -------------
     Total non-interest income                   224,377          225,352       -0.4%
                                            -------------    -------------

Non-Financial Expenses:
  Salaries, wages and benefits                   206,717          218,651       -5.5%
  Net occupancy                                   37,157           38,196       -2.7%
  Equipment expenses                              30,242           30,883       -2.1%
  Restructuring and merger-related charges         9,602            2,037
  Other operating expenses                       133,570          140,693       -5.1%
                                            -------------    -------------
     Total non-financial expenses                417,288          430,460       -3.1%
                                            -------------    -------------

Income Before Income Taxes                       310,193          310,931       -0.2%
Provision for income taxes                       114,647          118,786       -3.5%
                                            -------------    -------------

Net Income                                      $195,546 (b)     $192,145 (b)    1.8%
                                            =============    =============


                                                          Twelve months ended
                                                               December 31,
                                             ---------------------------------------------
                                                                                 Percent
                                                 1996             1995(a)         change
                                             --------------    --------------    ---------
TAX EQUIVALENT INCOME STATEMENT
--------------------------------
(in thousands, except per share data)

Net interest income                             $2,167,684        $2,200,195       -1.5%
Provision for losses on loans                      228,767           144,002       58.9%

Non-Interest Income:
  Service charges on deposit accounts              243,696           244,439       -0.3%
  Trust income                                     167,138           162,776        2.7%
  Fees for international services                  101,761            94,396        7.8%
  Debit and credit card fees                        74,707            83,812      -10.9%
  Income from investment in EPS, Inc.               29,902            49,114      -39.1%
  Income from trading activities                    25,216            35,403      -28.8%
  Securities gains                                  59,512            31,475
  Other operating income                           197,143           180,807        9.0%
                                             --------------    --------------
     Total non-interest income                     899,075           882,222        1.9%
                                             --------------    --------------

Non-Financial Expenses:
  Salaries, wages and benefits                     826,442           904,377       -8.6%
  Net occupancy                                    157,358           159,530       -1.4%
  Equipment expenses                               120,602           118,532        1.7%
  Restructuring and merger-related charges         139,702           138,600
  Other operating expenses                         532,724           564,489       -5.6%
                                             --------------    --------------
     Total non-financial expenses                1,776,828         1,885,528       -5.8%
                                             --------------    --------------

Income Before Income Taxes                       1,061,164         1,052,887        0.8%
Provision for income taxes                         412,020           397,711        3.6%
                                             --------------    --------------

Net Income                                        $649,144 (b)      $655,176 (b)   -0.9%
                                             ==============    ==============


-----------------------------------------------
(a) Restated to include Meridian.
(b) FOR SELECTED FINANCIAL RESULTS EXCLUDING SIGNIFICANT ITEMS - SEE FOOTNOTE
    (b), PAGE 1.

                                   10 of 11

CoreStates Financial Corp and Subsidiaries
CONSOLIDATED BALANCE SHEET
(in thousands)


                                                                     December 31,
                                                              ----------------------------
                                                                  1996           1995
                                                              ------------    ------------
ASSETS
Cash and due from banks.....................................   $ 3,462,287     $ 3,662,143
Time deposits, principally Eurodollars......................     2,443,154       1,909,260
Federal funds sold and securities purchased under
   agreements to resell.....................................       509,694         719,937
Trading account assets......................................       122,317         147,218
Investment securities available-for-sale....................     2,394,166       2,572,315
Investment securities held-to-maturity (market value:
   1996-$1,692,243; 1995-$3,075,964)........................     1,689,058       3,059,917
Total loans, net of unearned discounts of
   $204,521 in 1996 and $232,077 in 1995....................    32,777,032      31,714,152
   Less: Allowance for loan losses..........................      (710,327)       (670,265)
                                                              ------------    ------------
     Net loans..............................................    32,066,705      31,043,887
Due from customers on acceptances...........................       738,077         560,707
Premises and equipment......................................       625,876         664,279
Other assets................................................     1,442,860       1,657,579
                                                              ------------    ------------
     Total assets...........................................   $45,494,194     $45,997,242
                                                              ============    ============

LIABILITIES
Deposits:
   Domestic:
     Non-interest bearing...................................   $ 9,330,445     $ 8,937,147
     Interest bearing.......................................    22,986,955      23,883,726
   Overseas branches and subsidiaries.......................     1,409,756       1,142,947
                                                              ------------    ------------
     Total deposits.........................................    33,727,156      33,963,820
Short-term funds borrowed...................................     2,633,157       3,677,013
Bank acceptances outstanding................................       727,728         549,048
Other liabilities...........................................     1,661,162       1,719,697
Long-term debt..............................................     3,049,297       2,212,099
                                                              ------------    ------------
     Total liabilities......................................    41,798,500      42,121,677
                                                              ------------    ------------

COMMITMENTS AND CONTINGENT LIABILITIES

SHAREHOLDERS' EQUITY
Preferred stock: authorized 10.0 million
   shares; no shares issued.................................             -               -
Common stock: $1 par value; authorized 350.0 million
   shares; issued 223.6 million shares in 1996 and
   230.2 million shares in 1995 (including
   treasury shares of 8.9 million in 1996 and
   7.8 million in 1995, and unallocated shares
   held by Employee Stock Ownership Plan (ESOP)
   of 2.3 million in 1996 and 2.3 million in 1995)..........       223,599         230,231
Other common shareholders' equity, net......................     3,472,095       3,645,334
                                                              ------------    ------------
     Total shareholders' equity.............................     3,695,694       3,875,565
                                                              ------------    ------------
     Total liabilities and shareholders' equity.............   $45,494,194     $45,997,242
                                                              ============    ============

                                   11 of 11